SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported)November 16, 1998


                        CONSUMER PORTFOLIO SERVICES, INC.
             (Exact Name of Registrant as Specified in its Charter)



                                   California
                 (State or Other Jurisdiction of Incorporation)


           333-09343
           333-26355
           333-25301
           333-1548
           333-49945
           333-63805                               33-0459135
    (Commission File Number)          (I.R.S. Employer Identification No.)


 16355 Laguna Canyon, Irvine, California                  92718
 (Address of Principal Executive Offices)               (Zip Code)


                                 (949) 753-6800
              (Registrant's Telephone Number, Including Area Code)


                            2 Ada, Irvine, California
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

         None

Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits.


Exhibit
  No.          Document Description
  ---          --------------------

20.28 Static Pool Data for FASCO Auto Trust 1996-1, CPS Auto Grantor Trust 1996-2, CPS Auto Grantor Trust 1996-3, CPS Auto Grantor Trust 1997-1, CPS Auto Grantor Trust 1997-2, CPS Auto Receivables Trust 1997-3, CPS Auto Receivables Trust 1997-4, CPS Auto Receivables Trust 1997-5, CPS Auto Grantor Trust 1998-1, CPS Auto Grantor Trust 1998-2 and CPS Auto Receivables Trust 1998-3

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CONSUMER PORTFOLIO SERVICES, INC.
                                          (Registrant)




Dated: November 16, 1998                By:   /s/ Jeffrey P. Fritz
                                              --------------------
                                                Name:  Jeffrey P. Fritz
                                                Title: Chief Financial Officer

                               INDEX TO EXHIBITS



Exhibit                                                             Sequential
  No.          Document Description                                  Page No.
  ---          --------------------                                  --------

20.28 Static Pool Data for FASCO Auto Trust 1996-1, CPS Auto Grantor Trust 1996-2, CPS Auto Grantor Trust 1996-3, CPS Auto Grantor Trust 1997-1, CPS Auto Grantor Trust 1997-2, CPS Auto Receivables Trust 1997-3, CPS Auto Receivables Trust 1997-4, CPS Auto Receivables Trust 1997-5, CPS Auto Grantor Trust 1998-1, CPS Auto Grantor Trust 1998-2 and CPS Auto Receivables Trust 1998-3

                        CPS Auto Receivables Trust 1998-4


                          $310,000,000 of Class A Notes

                                 Underwritten by
                  Wheat First Securities, Inc., acting through
                          First Union Capital Markets,
                   a Division of Wheat First Securities, Inc.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets set forth in the tables in Part I and II below has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by the underwriter or its respective affiliates. The Static Pool Data Tables in Part I below have been prepared by the issuer and, consequently, the issuer is entirely responsible for the accuracy thereof. The Decrement Tables in Part II below have been prepared by the underwriter. None of the issuer, Consumer Portfolio Services, Inc., or any affiliate of either has reviewed or participated in the preparation of the Tables in Part II below and, consequently, none of the issuer, Consumer Portfolio Services, Inc., or any affiliate of either of them is responsible for the accuracy thereof (except to the extent that any inaccuracy results from the information provided to the underwriter by the issuer, Consumer Portfolio Services, Inc., or any affiliate of either of them). This information was prepared on the basis of certain assumptions (including, in certain case assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, loss and other matters, including, but not limited to, the assumptions described in the Offering Document. Different assumptions could yield substantially different results. Neither the underwriter, the issuer, nor any of their respective affiliates, makes any representation or warranty as to the actual rate or timing of


         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT
           RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR FIRST UNION
                  CAPITAL MARKETS REPRESENTATIVE IMMEDIATELY.

payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document and any other information subsequently filed with the Securities and Exchange Commission).



         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT
           RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR FIRST UNION
                  CAPITAL MARKETS REPRESENTATIVE IMMEDIATELY.

I.       Static Pool Data By Asset-Backed Transaction


Consumer Portfolio Services, Inc.
Cummulative Net Static Losses Triple A Rated Securitizations (Page 1 of 3)

                        1         2        3        4        5        6        7        8        9        10        11
                   ------------------------------------------------------------------------------------------------------
1994-1                 0.000%   0.000%   0.127%   0.415%   1.044%   1.138%   1.742%   2.613%   2.942%    3.376%   3.929%
1994-2                 0.000%   0.000%   0.051%   0.096%   0.376%   1.193%   1.446%   2.195%   2.843%    3.226%   3.814%
1994-3                 0.000%   0.000%   0.000%   0.046%   0.385%   0.734%   1.850%   2.541%   3.419%    4.337%   5.035%
1994-4                 0.000%   0.000%   0.067%   0.253%   0.814%   1.522%   1.669%   2.641%   3.354%    3.695%   4.375%
1995-1                 0.000%   0.000%   0.037%   0.142%   0.134%   0.642%   1.143%   1.569%   2.476%    3.112%   3.428%
1995-2                 0.000%   0.000%   0.007%   0.103%   0.548%   1.115%   1.124%   1.527%   2.228%    3.023%   3.690%
1995-3                 0.000%   0.000%   0.000%   0.027%   0.142%   0.414%   0.689%   1.339%   1.687%    2.583%   3.100%
1995-4                 0.000%   0.002%   0.010%   0.167%   0.343%   0.539%   0.872%   1.854%   2.549%    3.167%   3.739%
1996-1                 0.000%   0.000%   0.003%   0.119%   0.188%   0.995%   1.525%   1.917%   2.416%    3.055%   3.851%
FASCO 1996-1           0.000%   0.000%   0.000%   0.016%   0.176%   0.350%   0.708%   1.109%   1.589%    2.378%   3.261%
1996-2                 0.000%   0.000%   0.004%   0.006%   0.141%   0.179%   0.668%   0.949%   1.567%    2.229%   2.937%
1996-3                 0.000%   0.001%   0.001%   0.001%   0.010%   0.115%   0.480%   1.059%   1.641%    2.436%   3.231%
1997-1                 0.000%   0.000%   0.000%   0.008%   0.162%   0.343%   0.555%   1.416%   2.051%    2.883%   3.860%
1997-2                 0.000%   0.000%   0.001%   0.024%   0.050%   0.234%   0.601%   1.006%   1.666%    2.373%   3.159%
1997-3                 0.000%   0.000%   0.008%   0.065%   0.284%   0.421%   0.868%   1.418%   2.361%    3.508%   4.401%
1997-4                 0.000%   0.000%   0.002%   0.079%   0.185%   0.527%   0.827%   1.464%   2.336%    3.125%   3.918%
1997-5                 0.001%   0.001%   0.013%   0.101%   0.333%   0.599%   1.248%   1.699%   2.380%    3.167%   3.833%
1998-1                 0.000%   0.004%   0.022%   0.087%   0.096%   0.395%   1.007%   1.723%
1998-2                 0.001%   0.003%   0.005%   0.021%   0.160%   0.503%
1998-3                 0.000%   0.001%   0.012%   0.226%


                   ------------------------------------------------------------------------------------------------------
All Pools Average      0.000%   0.001%   0.018%   0.100%   0.293%   0.629%   1.057%   1.669%   2.324%    3.040%   3.739%
                        1         2        3        4        5        6        7        8        9        10        11
                   ------------------------------------------------------------------------------------------------------


                        12       13       14       15       16        17       18
                   ------------------------------------------------------------------
1994-1                4.097%   4.561%   4.869%   5.188%    5.609%   6.035%    6.296%
1994-2                4.244%   4.549%   5.222%   5.714%    5.878%   6.608%    7.092%
1994-3                5.568%   6.185%   6.444%   6.878%    7.200%   7.670%    8.109%
1994-4                5.003%   5.376%   6.077%   6.514%    7.045%   7.646%    7.898%
1995-1                4.258%   4.821%   5.286%   5.837%    6.110%   6.699%    7.170%
1995-2                4.338%   5.004%   5.278%   5.996%    6.748%   7.030%    7.793%
1995-3                3.555%   4.257%   5.029%   5.619%    6.158%   6.458%    6.808%
1995-4                4.373%   5.069%   5.920%   6.359%    6.849%   7.544%    8.267%
1996-1                4.523%   5.270%   5.846%   6.461%    7.119%   7.634%    8.369%
FASCO 1996-1          4.224%   4.867%   5.559%   6.138%    7.101%   7.657%    8.173%
1996-2                3.747%   4.467%   5.033%   5.707%    6.364%   7.077%    7.707%
1996-3                3.945%   4.595%   5.367%   6.050%    6.756%   7.510%    7.917%
1997-1                4.680%   5.568%   6.329%   6.903%    7.639%   9.105%   10.012%
1997-2                4.013%   5.241%   6.282%   7.118%    7.644%   8.225%    8.956%
1997-3                5.147%   5.821%   6.607%   7.310%
1997-4                4.588%   5.168%
1997-5
1998-1
1998-2
1998-3


                   ------------------------------------------------------------------
All Pools Average     4.394%   5.051%   5.677%   6.253%    6.730%   7.350%    7.898%
                        12       13       14       15       16        17       18
                   ------------------------------------------------------------------


         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT
           RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR FIRST UNION
                  CAPITAL MARKETS REPRESENTATIVE IMMEDIATELY.

Consumer Portfolio Services, Inc.
Cummulative Net Static Losses Triple A Rated Securitizations (Page 2 of 3)


                         19          20        21         22        23         24         25        26         27        28
                   ------------------------------------------------------------------------------------------------------------
1994-1                  6.546%     6.843%    7.069%     7.541%    7.666%     7.905%     8.176%    8.304%     8.507%    8.509%
1994-2                  7.332%     7.733%    7.784%     8.212%    8.544%     8.530%     8.894%    9.197%     9.605%    9.635%
1994-3                  8.100%     8.423%    8.726%     8.983%    9.284%     9.433%     9.695%    9.883%     9.929%   10.573%
1994-4                  8.083%     8.557%    8.776%     8.982%    9.328%     9.396%     9.743%   10.049%    10.309%   10.369%
1995-1                  7.193%     7.657%    8.049%     8.414%    9.192%     9.509%     9.957%   10.253%    10.454%   10.905%
1995-2                  8.359%     8.682%    8.841%     9.354%    9.854%    10.190%    10.602%   10.977%    11.271%   11.569%
1995-3                  7.070%     7.555%    8.077%     8.497%    8.989%     9.295%     9.714%    9.976%    10.357%   10.731%
1995-4                  8.892%     9.703%   10.167%    10.536%   10.967%    11.316%    11.564%   12.025%    12.366%   12.692%
1996-1                  9.016%     9.693%   10.282%    10.596%   10.885%    11.324%    11.653%   12.081%    12.407%   12.912%
FASCO 1996-1            8.754%     9.371%    9.928%    10.503%   10.846%    11.425%    11.738%   12.384%    12.749%   13.075%
1996-2                  8.505%     8.913%    8.894%     9.408%   11.029%    11.606%    12.100%   12.434%
1996-3                  8.623%     9.785%   10.483%    11.095%   11.592%
1997-1                 10.518%    11.138%
1997-2
1997-3
1997-4
1997-5
1998-1
1998-2
1998-3


                   ------------------------------------------------------------------------------------------------------------
All Pools Average       8.230%     8.773%    8.923%     9.343%    9.848%     9.994%    10.349%   10.688%    10.795%   11.097%
                         19          20        21         22        23         24         25        26         27        28
                   ------------------------------------------------------------------------------------------------------------




                         29        30         31         32        33         34        35         36         37
                   ------------------------------------------------------------------------------------------------
1994-1                 8.620%    8.780%     9.046%     9.152%    9.129%     9.221%    9.232%     9.282%     9.303%
1994-2                 9.861%    9.931%    10.006%    10.148%   10.188%    10.302%   10.355%    10.406%    10.433%
1994-3                11.453%   11.697%    12.014%    12.146%   12.200%    12.347%   12.487%    12.855%    13.162%
1994-4                10.837%   11.027%    11.159%    11.376%   11.520%    11.614%   11.904%    12.145%    12.262%
1995-1                11.314%   11.494%    11.576%    11.787%   12.061%    12.307%   12.504%    12.581%    12.749%
1995-2                11.809%   12.063%    12.377%    12.752%   12.862%    13.153%   13.320%    13.629%    13.808%
1995-3                11.065%   11.432%    11.646%    11.929%   12.271%    12.711%   12.754%    12.953%    13.038%
1995-4                12.908%   12.917%    13.554%    13.934%   14.232%    14.367%
1996-1                13.237%   13.521%    13.745%
FASCO 1996-1          13.264%
1996-2
1996-3
1997-1
1997-2
1997-3
1997-4
1997-5
1998-1
1998-2
1998-3


                   ------------------------------------------------------------------------------------------------
All Pools Average     11.437%   11.429%    11.680%    11.653%   11.808%    12.003%   11.794%    11.979%    12.108%
                         29        30         31         32        33         34        35         36         37
                   ------------------------------------------------------------------------------------------------


         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT
           RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR FIRST UNION
                  CAPITAL MARKETS REPRESENTATIVE IMMEDIATELY.

Consumer Portfolio Services, Inc.
Cummulative Net Static Losses Triple A Rated Securitizations (Page 3 of 3)


                         38          39        40         41        42         43         44        45         46
                   -------------------------------------------------------------------------------------------------
1994-1                  9.422%     9.479%    9.482%     9.574%    9.585%     9.590%     9.572%    9.582%     9.539%
1994-2                 10.485%    10.490%   10.641%    10.696%   10.760%    10.962%    11.109%   10.982%    11.025%
1994-3                 13.416%    13.338%   13.666%    13.658%   13.817%    13.969%    13.939%   13.933%    14.020%
1994-4                 12.458%    12.559%   12.796%    12.791%   12.821%    12.926%    12.937%   13.032%    13.058%
1995-1                 13.068%    13.292%   13.373%    13.443%   13.434%    13.584%    13.660%   13.670%
1995-2                 13.956%    14.119%   14.135%    14.200%
1995-3                 13.180%
1995-4
1996-1
FASCO 1996-1
1996-2
1996-3
1997-1
1997-2
1997-3
1997-4
1997-5
1998-1
1998-2
1998-3


                   -------------------------------------------------------------------------------------------------
All Pools Average      12.283%    12.213%   12.349%    12.394%   12.083%    12.206%    12.243%   12.240%    11.911%
                         38          39        40         41        42         43         44        45         46
                   -------------------------------------------------------------------------------------------------



                        47         48        49         50       51      52
                   -------------------------------------------------------------
1994-1                9.511%     9.589%    9.564%     9.564%   9.569%   9.550%
1994-2               11.076%    11.096%   11.097%    11.027%
1994-3               13.957%    13.980%   14.001%
1994-4               13.132%
1995-1
1995-2
1995-3
1995-4
1996-1
FASCO 1996-1
1996-2
1996-3
1997-1
1997-2
1997-3
1997-4
1997-5
1998-1
1998-2
1998-3


                   -------------------------------------------------------------
All Pools Average    11.919%    11.555%   11.554%    10.295%
                        47         48        49         50       51      52
                   -------------------------------------------------------------


         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT
           RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR FIRST UNION
                  CAPITAL MARKETS REPRESENTATIVE IMMEDIATELY.

II.      Decrement Tables

                              Yield Considerations

         All of the Receivables can be prepaid at any time without charge. (For this purpose "prepayments" include prepayments in full, liquidations due to default, as well as receipts of proceeds from physical damage, credit life and credit accident and health insurance policies and certain other Receivables repurchased for administrative reasons.) The rate of prepayments on the Receivables may be influenced by a variety of economic, social, and other factors. For example, an Obligor generally may not sell or transfer the Financed Vehicle securing a Receivable without the consent of CPS. In addition, the rate of prepayments on the Receivables may be affected by the nature of the Obligors and the Financed Vehicles and servicing decisions. See "Risk Factors--Nature of
Obligors: Servicing" in the Prospectus Supplement. Any reinvestment risks resulting from a faster or slower incidence of prepayment of Receivables will be borne entirely by the Noteholders and Certificateholders. See also "Description of the Securities--Optional Redemption" in this Prospectus Supplement regarding the Servicer's option to purchase the Receivables and redeem the Notes when the aggregate Principal Balance of the Receivables is less than or equal to 10% or less of the sum of (i) the aggregate Principal Balance of the Initial Receivables as of the Cutoff Date and (ii) the initial Pre-Funded Amount (the sum of (i) and (ii), the "Original Pool Balance"). See also "Description of the Securities--Mandatory Redemption" in this Prospectus Supplement regarding the acceleration of the Notes after the occurrence of an Event of Default.

                         Average Life of the Receivables

         As of the Cut-off Date, the weighted average remaining term to scheduled maturity of the Initial Receivables was approximately 55.87 months, based on the following assumptions: (i) the Initial Receivables have the characteristics described herein, (ii) all scheduled payments on the Initial Receivables will be made on the last day of each month, and (iii) no principal prepayments in full (including prepayments resulting from defaults, from repurchases of Initial Receivables by the Seller or the Servicer and from the application of insurance proceeds) will be made on the Initial Receivables.

         Additional payments may be scheduled at the maturity dates of certain Receivables as a result of late payments thereon, which could have the effect of extending the weighted average remaining scheduled maturity of the Receivables at any given time. In addition, the maturity dates of the Receivables may be extended under the circumstances specified in the Sale and Servicing Agreement.

         Prepayments on automobile receivables can be measured relative to a prepayment standard or model. The model used in this Prospectus Supplement, the Absolute Prepayment Model ("ABS"), represents an assumed rate of prepayment each month relative to the original number of receivables in a pool of receivables. ABS further assumes that all the receivables are the same size in a given assumed pool and amortize at the same rate and that each receivable in each month of its life will either be paid as scheduled or be prepaid in full. For example, in a pool of receivables originally containing 10,000 receivables, a 1% ABS rate means that 100 receivables prepay each month. ABS does not purport to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of receivables, including the Receivables.

         The following tables (the "ABS Tables") have been prepared on the basis of the following assumptions: (i) the closing date for the Notes occurs on November 20, 1998, (ii) distributions on the Notes are made on the 15th day of each month regardless of the day on which the Payment Date actually occurs, commencing on December 15, 1998, (iii) no delinquencies or defaults in the payment of principal and interest on the Receivables are experienced, (iv) no Receivable is repurchased for breach of representation and warranty or otherwise, (v) the Cut-off Date for the Initial Receivables is October 21, 1998,
(vi) the Collection Period related to each Payment Date is the calendar month preceding the month in which such Payment Date occurs (or, in the case of the initial Payment Date, from


         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT
           RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR FIRST UNION
                  CAPITAL MARKETS REPRESENTATIVE IMMEDIATELY.

and including the Cut-off Date to November 30 1998), (vii) during the Funding Period new Receivables are transferred to the trust with an aggregate principal balance equal to the Pre-Funded Amount with a term of 58 months and an APR of 20.273% per annum, (viii) prepayments on the Receivables are received on the last day of each month at the indicated ABS prepayment speed, (ix) the Servicing Fee is 2% per annum, (x) no Event of Default under the Indenture occurs, (xi) the Receivables pool had an aggregate outstanding principal balance of $275,647,271.04 as of the Cut-off Date, a weighted average remaining term of 56 months, weighted average seasoning of 2 months and a weighted average APR of 20.273%, (xii) scheduled payments on each of the Receivables are timely received and (xiii) no Servicer Termination Event, optional redemption or mandatory redemption occurs (collectively, the "Modeling Assumptions").

         The ABS Tables indicate, based on the assumptions set forth above, the percentages of the initial principal amount of each Class of Notes that would be outstanding after each of the Payment Dates shown at various percentages of ABS and the corresponding weighted average lives of such Notes. The actual characteristics and performance of the Receivables will differ from the assumptions used in constructing the ABS Tables. The assumptions used are hypothetical and have been provided only to give a general sense of how the principal cash flow might behave under varying prepayment scenarios. For example, it is very unlikely that the Receivables will prepay at a constant level of ABS until maturity or that all of the Receivables will prepay at the same level of ABS. Moreover, the diverse terms of the Receivables could produce slower or faster principal distributions than indicated in the ABS Tables at the various constant percentages of ABS specified, even if the original and remaining terms to maturity of the Receivables are as assumed. Any difference between such assumptions and the actual characteristics and performance of the Receivables, or actual prepayment experience, will affect the percentage of initial balances outstanding over time and the weighted average lives of the Notes.

         The Seller does not believe that the timing of principal payments on the Receivables will have a material impact on the yield to the initial purchasers of the Notes, unless the Notes initially are purchased at a premium or a discount. No assurance can be given, and no prediction can be made, as to the actual prepayment experience on the Receivables.


         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT
           RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR FIRST UNION
                  CAPITAL MARKETS REPRESENTATIVE IMMEDIATELY.

                              Class A-1 DEC Table

                             Prepayment Speed (ABS)


Month             1.00%        1.50%        1.70%         2.00%        2.50%

Closing          100.00%      100.00%      100.00%       100.00%      100.00%
12/15/98          88.09%       85.13%       83.93%        82.11%        79.03
1/15/99           76.20%       70.36%       67.98%        64.39%       58.29%
2/15/99           64.34%       55.67%       52.15%        46.82%       37.78%
3/15/99           51.08%       39.30%       34.53%        27.29%       15.03%
4/15/99           37.85%       23.05%       17.04%         7.95%        0.00%
5/15/99           24.65%        6.90%        0.00%         0.00%        0.00%
6/15/99           11.48%        0.00%        0.00%         0.00%        0.00%
7/15/99            0.00%        0.00%        0.00%         0.00%        0.00%
8/15/99            0.00%        0.00%        0.00%         0.00%        0.00%
9/15/99            0.00%        0.00%        0.00%         0.00%        0.00%
10/15/99           0.00%        0.00%        0.00%         0.00%        0.00%
11/15/99           0.00%        0.00%        0.00%         0.00%        0.00%
12/15/99           0.00%        0.00%        0.00%         0.00%        0.00%
1/15/00            0.00%        0.00%        0.00%         0.00%        0.00%
2/15/00            0.00%        0.00%        0.00%         0.00%        0.00%
3/15/00            0.00%        0.00%        0.00%         0.00%        0.00%
4/15/00            0.00%        0.00%        0.00%         0.00%        0.00%
5/15/00            0.00%        0.00%        0.00%         0.00%        0.00%
6/15/00            0.00%        0.00%        0.00%         0.00%        0.00%
7/15/00            0.00%        0.00%        0.00%         0.00%        0.00%
8/15/00            0.00%        0.00%        0.00%         0.00%        0.00%
9/15/00            0.00%        0.00%        0.00%         0.00%        0.00%
10/15/00           0.00%        0.00%        0.00%         0.00%        0.00%
11/15/00           0.00%        0.00%        0.00%         0.00%        0.00%
12/15/00           0.00%        0.00%        0.00%         0.00%        0.00%
1/15/01            0.00%        0.00%        0.00%         0.00%        0.00%
2/15/01            0.00%        0.00%        0.00%         0.00%        0.00%
3/15/01            0.00%        0.00%        0.00%         0.00%        0.00%
4/15/01            0.00%        0.00%        0.00%         0.00%        0.00%
5/15/01            0.00%        0.00%        0.00%         0.00%        0.00%
6/15/01            0.00%        0.00%        0.00%         0.00%        0.00%
7/15/01            0.00%        0.00%        0.00%         0.00%        0.00%
8/15/01            0.00%        0.00%        0.00%         0.00%        0.00%
9/15/01            0.00%        0.00%        0.00%         0.00%        0.00%
10/15/01           0.00%        0.00%        0.00%         0.00%        0.00%
11/15/01           0.00%        0.00%        0.00%         0.00%        0.00%
12/15/01           0.00%        0.00%        0.00%         0.00%        0.00%
1/15/02            0.00%        0.00%        0.00%         0.00%        0.00%
2/15/02            0.00%        0.00%        0.00%         0.00%        0.00%
3/15/02            0.00%        0.00%        0.00%         0.00%        0.00%
4/15/02            0.00%        0.00%        0.00%         0.00%        0.00%
5/15/02            0.00%        0.00%        0.00%         0.00%        0.00%
6/15/02            0.00%        0.00%        0.00%         0.00%        0.00%
7/15/02            0.00%        0.00%        0.00%         0.00%        0.00%
8/15/02            0.00%        0.00%        0.00%         0.00%        0.00%
9/15/02            0.00%        0.00%        0.00%         0.00%        0.00%
10/15/02           0.00%        0.00%        0.00%         0.00%        0.00%
11/15/02           0.00%        0.00%        0.00%         0.00%        0.00%
12/15/02           0.00%        0.00%        0.00%         0.00%        0.00%
1/15/03            0.00%        0.00%        0.00%         0.00%        0.00%
2/15/03            0.00%        0.00%        0.00%         0.00%        0.00%
3/15/03            0.00%        0.00%        0.00%         0.00%        0.00%
4/15/03            0.00%        0.00%        0.00%         0.00%        0.00%
5/15/03            0.00%        0.00%        0.00%         0.00%        0.00%
6/15/03            0.00%        0.00%        0.00%         0.00%        0.00%
7/15/03            0.00%        0.00%        0.00%         0.00%        0.00%
8/15/03            0.00%        0.00%        0.00%         0.00%        0.00%
9/15/03            0.00%        0.00%        0.00%         0.00%        0.00%
10/15/03           0.00%        0.00%        0.00%         0.00%        0.00%
11/15/03           0.00%        0.00%        0.00%         0.00%        0.00%
12/15/03           0.00%        0.00%        0.00%         0.00%        0.00%

     WAL           0.36         0.30         0.28          0.26         0.23


         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT
           RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR FIRST UNION
                  CAPITAL MARKETS REPRESENTATIVE IMMEDIATELY.

                              Class A-2 DEC Table

                             Prepayment Speed (ABS)


Month            1.00%        1.50%        1.70%         2.00%        2.50%

Closing         100.00%      100.00%      100.00%       100.00%      100.00%
12/15/98        100.00%      100.00%      100.00%       100.00%      100.00%
1/15/99         100.00%      100.00%      100.00%       100.00%      100.00%
2/15/99         100.00%      100.00%      100.00%       100.00%      100.00%
3/15/99         100.00%      100.00%      100.00%       100.00%      100.00%
4/15/99         100.00%      100.00%      100.00%       100.00%       97.05%
5/15/99         100.00%      100.00%       99.88%        95.57%       88.26%
6/15/99         100.00%       96.38%       93.08%        88.06%       79.58%
7/15/99          99.35%       90.08%       86.33%        80.64%       71.02%
8/15/99          94.16%       83.83%       79.65%        73.31%       62.57%
9/15/99          88.99%       77.63%       73.03%        66.06%       54.25%
10/15/99         83.84%       71.49%       66.48%        58.90%       46.06%
11/15/99         78.71%       65.40%       60.00%        51.83%       38.00%
12/15/99         73.59%       59.36%       53.59%        44.86%       30.08%
1/15/00          68.49%       53.38%       47.26%        37.98%       22.29%
2/15/00          63.42%       47.46%       41.00%        31.21%       14.64%
3/15/00          58.36%       41.61%       34.82%        24.54%        7.14%
4/15/00          53.33%       35.82%       28.72%        17.98%        0.00%
5/15/00          48.32%       30.09%       22.71%        11.52%        0.00%
6/15/00          43.33%       24.43%       16.78%         5.18%        0.00%
7/15/00          38.37%       18.85%       10.93%         0.00%        0.00%
8/15/00          33.44%       13.33%        5.18%         0.00%        0.00%
9/15/00          28.53%        7.89%        0.00%         0.00%        0.00%
10/15/00         23.66%        2.53%        0.00%         0.00%        0.00%
11/15/00         18.81%        0.00%        0.00%         0.00%        0.00%
12/15/00         13.99%        0.00%        0.00%         0.00%        0.00%
1/15/01           9.20%        0.00%        0.00%         0.00%        0.00%
2/15/01           4.45%        0.00%        0.00%         0.00%        0.00%
3/15/01           0.00%        0.00%        0.00%         0.00%        0.00%
4/15/01           0.00%        0.00%        0.00%         0.00%        0.00%
5/15/01           0.00%        0.00%        0.00%         0.00%        0.00%
6/15/01           0.00%        0.00%        0.00%         0.00%        0.00%
7/15/01           0.00%        0.00%        0.00%         0.00%        0.00%
8/15/01           0.00%        0.00%        0.00%         0.00%        0.00%
9/15/01           0.00%        0.00%        0.00%         0.00%        0.00%
10/15/01          0.00%        0.00%        0.00%         0.00%        0.00%
11/15/01          0.00%        0.00%        0.00%         0.00%        0.00%
12/15/01          0.00%        0.00%        0.00%         0.00%        0.00%
1/15/02           0.00%        0.00%        0.00%         0.00%        0.00%
2/15/02           0.00%        0.00%        0.00%         0.00%        0.00%
3/15/02           0.00%        0.00%        0.00%         0.00%        0.00%
4/15/02           0.00%        0.00%        0.00%         0.00%        0.00%
5/15/02           0.00%        0.00%        0.00%         0.00%        0.00%
6/15/02           0.00%        0.00%        0.00%         0.00%        0.00%
7/15/02           0.00%        0.00%        0.00%         0.00%        0.00%
8/15/02           0.00%        0.00%        0.00%         0.00%        0.00%
9/15/02           0.00%        0.00%        0.00%         0.00%        0.00%
10/15/02          0.00%        0.00%        0.00%         0.00%        0.00%
11/15/02          0.00%        0.00%        0.00%         0.00%        0.00%
12/15/02          0.00%        0.00%        0.00%         0.00%        0.00%
1/15/03           0.00%        0.00%        0.00%         0.00%        0.00%
2/15/03           0.00%        0.00%        0.00%         0.00%        0.00%
3/15/03           0.00%        0.00%        0.00%         0.00%        0.00%
4/15/03           0.00%        0.00%        0.00%         0.00%        0.00%
5/15/03           0.00%        0.00%        0.00%         0.00%        0.00%
6/15/03           0.00%        0.00%        0.00%         0.00%        0.00%
7/15/03           0.00%        0.00%        0.00%         0.00%        0.00%
8/15/03           0.00%        0.00%        0.00%         0.00%        0.00%
9/15/03           0.00%        0.00%        0.00%         0.00%        0.00%
10/15/03          0.00%        0.00%        0.00%         0.00%        0.00%
11/15/03          0.00%        0.00%        0.00%         0.00%        0.00%
12/15/03          0.00%        0.00%        0.00%         0.00%        0.00%

     WAL          1.51         1.25         1.17          1.06         0.91


         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT
           RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR FIRST UNION
                  CAPITAL MARKETS REPRESENTATIVE IMMEDIATELY.

                              Class A-3 DEC Table

                             Prepayment Speed (ABS)


Month            1.00%        1.50%        1.70%         2.00%        2.50%

Closing         100.00%      100.00%      100.00%       100.00%      100.00%
12/15/98        100.00%      100.00%      100.00%       100.00%      100.00%
1/15/99         100.00%      100.00%      100.00%       100.00%      100.00%
2/15/99         100.00%      100.00%      100.00%       100.00%      100.00%
3/15/99         100.00%      100.00%      100.00%       100.00%      100.00%
4/15/99         100.00%      100.00%      100.00%       100.00%      100.00%
5/15/99         100.00%      100.00%      100.00%       100.00%      100.00%
6/15/99         100.00%      100.00%      100.00%       100.00%      100.00%
7/15/99         100.00%      100.00%      100.00%       100.00%      100.00%
8/15/99         100.00%      100.00%      100.00%       100.00%      100.00%
9/15/99         100.00%      100.00%      100.00%       100.00%      100.00%
10/15/99        100.00%      100.00%      100.00%       100.00%      100.00%
11/15/99        100.00%      100.00%      100.00%       100.00%      100.00%
12/15/99        100.00%      100.00%      100.00%       100.00%      100.00%
1/15/00         100.00%      100.00%      100.00%       100.00%      100.00%
2/15/00         100.00%      100.00%      100.00%       100.00%      100.00%
3/15/00         100.00%      100.00%      100.00%       100.00%      100.00%
4/15/00         100.00%      100.00%      100.00%       100.00%       99.82%
5/15/00         100.00%      100.00%      100.00%       100.00%       93.48%
6/15/00         100.00%      100.00%      100.00%       100.00%       87.28%
7/15/00         100.00%      100.00%      100.00%        99.08%       81.23%
8/15/00         100.00%      100.00%      100.00%        93.70%       75.32%
9/15/00         100.00%      100.00%       99.58%        88.43%       69.56%
10/15/00        100.00%      100.00%       94.69%        83.27%       63.96%
11/15/00        100.00%       97.57%       89.88%        78.23%       58.52%
12/15/00        100.00%       92.99%       85.16%        73.30%       53.24%
1/15/01         100.00%       88.48%       80.53%        68.49%       48.12%
2/15/01         100.00%       84.05%       76.00%        63.81%       43.18%
3/15/01          99.77%       79.70%       71.56%        59.25%       38.42%
4/15/01          95.64%       75.42%       67.23%        54.83%       33.84%
5/15/01          91.55%       71.23%       63.00%        50.53%       29.44%
6/15/01          87.50%       67.13%       58.87%        46.38%       25.24%
7/15/01          83.48%       63.11%       54.86%        42.37%       21.23%
8/15/01          79.49%       59.18%       50.96%        38.50%       17.42%
9/15/01          75.55%       55.35%       47.17%        34.78%       13.82%
10/15/01         71.64%       51.61%       43.50%        31.21%       10.43%
11/15/01         67.78%       47.97%       39.95%        27.81%        7.26%
12/15/01         63.95%       44.44%       36.53%        24.56%        4.31%
1/15/02          60.17%       41.00%       33.23%        21.48%        1.59%
2/15/02          56.44%       37.67%       30.07%        18.57%        1.23%
3/15/02          52.75%       34.46%       27.05%        15.83%        0.88%
4/15/02          49.11%       31.35%       24.16%        13.27%        0.57%
5/15/02          45.52%       28.36%       21.41%        10.90%        0.27%
6/15/02          41.98%       25.50%       18.82%         8.71%        0.00%
7/15/02          38.50%       22.75%       16.37%         6.72%        0.00%
8/15/02          35.07%       20.13%       14.08%         4.92%        0.00%
9/15/02          31.69%       17.64%       11.95%         3.33%        0.00%
10/15/02         28.38%       15.28%        9.97%         1.95%        0.00%
11/15/02         25.12%       13.06%        8.17%         0.78%        0.00%
12/15/02         21.93%       10.98%        6.54%         0.58%        0.00%
1/15/03          18.80%        9.04%        5.08%         0.40%        0.00%
2/15/03          15.74%        7.25%        3.81%         0.25%        0.00%
3/15/03          12.75%        5.61%        2.72%         0.11%        0.00%
4/15/03           9.82%        4.13%        1.82%         0.00%        0.00%
5/15/03           6.97%        2.80%        1.12%         0.00%        0.00%
6/15/03           4.20%        1.65%        0.61%         0.00%        0.00%
7/15/03           1.50%        0.65%        0.32%         0.00%        0.00%
8/15/03           1.19%        0.49%        0.21%         0.00%        0.00%
9/15/03           0.88%        0.34%        0.13%         0.00%        0.00%
10/15/03          0.58%        0.21%        0.06%         0.00%        0.00%
11/15/03          0.28%        0.10%        0.02%         0.00%        0.00%
12/15/03          0.00%        0.00%        0.00%         0.00%        0.00%

     WAL          3.47         3.08         2.90          2.62         2.22


         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT
           RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR FIRST UNION
                  CAPITAL MARKETS REPRESENTATIVE IMMEDIATELY.